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               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Hornbeck Offshore Services, Inc., a Delaware corporation (the "Company"), on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James O. Harp, Jr., Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Dated:   March 31, 2003


                                     /s/ JAMES O HARP, JR.
                                     ------------------------------------------
                                     James O. Harp, Jr.
                                     Vice President and Chief Financial Officer